UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: October 24, 2006
(Date of earliest event reported)

First Regional Bancorp
(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)

1801 Century Park East, Suite 800
Los Angeles, California  90067
(Address of principal executive offices, including zip code)

(310) 552-1776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

(a)           First Regional Bancorp issued a press release on October 24, 2006 announcing its financial results for the quarter ended September 30, 2006.  The press release is furnished as Exhibit 99 and is hereby incorporated by reference in its entirety.

Item 7.01 Regulation FD Disclosure.

The following is a schedule of new loans booked (not including loan renewals) by First Regional’s subsidiary, First Regional Bank, during each month of the second and third quarters of 2006:

Month	New Loans Booked (000’s omitted)
April	$84,667
May	120,392
June	134,887
Second Quarter Total	$339,946
July	$128,383
August	101,667
September	124,757
Third Quarter Total	$354,807

The following is a schedule describing the primary components of First Regional Bank’s loan portfolio as of June 30 and September 30, 2006:

	Disbursed Balance As of June 30, 2006 (000’s omitted)	Percentage of Total	Disbursed Balance As of September 30, 2006 (000’s omitted)	Percentage of Total
Commercial Real Estate Loans
Construction Loans	$303,492	16.7%	$341,843	18.2%
Mini-Perm Loans	266,735	14.7%	292,310	15.5%
Bridge Loans	1,035,804	57.1%	1,020,532	54.3%
Other	28,455	1.6%	34,783	1.9%
	1,634,486	90.1%	1,689,468	89.9%
Commercial Non-Real Estate Secured Loans	$178,939	9.9%	$190,364	10.1%
Total	$1,813,425	100%	$1,879,832	100%

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99        Press Release of First Regional Bancorp, dated October 24, 2006, announcing financial results for the quarter ended September 30, 2006

____________________________________________

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 26, 2006

FIRST REGIONAL BANCORP
By:	/s/ Steven J. Sweeney
Steven J. Sweeney General Counsel

Exhibit Index

99        Press Release of First Regional Bancorp, dated October 24, 2006, announcing financial results for the quarter ended September 30, 2006